PARACELSIAN, INC.
                                222 Langmuir Laboratory
                                Cornell Technology Park
                                 Ithaca, New York 14850
                        ________________________________________

                        Notice of Annual Meeting of Stockholders
                        Wednesday, August 13, 1997 at 11:00 AM
                        ________________________________________

                            PLEASE SIGN, DATE AND RETURN
                            THE ENCLOSED PROXY PROMPTLY
                        ________________________________________


To the Stockholders of
 PARACELSIAN, INC.:

    NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Stockholders (the "Meeting") of Paracelsian, Inc., a Delaware corporation (the "Company"), will be held on August 13, 1997 at 11:00 A.M. at the Triphammer Lodge, One Sheraton Drive, Ithaca, New York 14850 to consider and act upon the following:

      I. To elect two Directors of the Company to serve as Class II Directors on the Board of Directors. The two Class II Directors will be elected for a term of three years, and until their successors are duly elected and qualified; and

     II. The transaction of such other business as may properly come before the Meeting or any adjournments thereof.

    Only stockholders of record of common stock, par value $.01 per share, of the Company at the close of business on July 10, 1997 are entitled to receive notice of and to vote at and attend the Meeting. At least 10 days prior to the Meeting, a complete list of the stockholders entitled to vote will be available for inspection by any stockholder, for any purpose germane to the Meeting, during ordinary business hours, at the offices of the Company, 222 Langmuir Laboratory, Cornell Technology Park, Ithaca, New York 14850. If you do not expect to be present, you are requested to fill in, date and sign the enclosed Proxy, which is solicited by the Board of Directors of the Company, and to mail it promptly in the enclosed envelope. In the event you decide to attend the Meeting in person, you may, if you desire, revoke your Proxy and vote your shares in person.

                                       By Order of the Board of Directors

                                       Keith A. Rhodes
                                       President and Chairman of the Board
Dated:   July 11, 1997

_____________________________________________________________________________
IMPORTANT: Whether or not you expect to attend the Meeting, please complete, date and sign the proxy and return it promptly in the enclosed envelope.

                              PARACELSIAN, INC.
                           222 Langmuir Laboratory
                           Cornell Technology Park
                            Ithaca, New York 14850

                   _______________________________________

                               Proxy Statement
                      Annual Meeting of Stockholders
                               August 13, 1997
                   _______________________________________

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Paracelsian, Inc., a Delaware corporation (the "Company"),to be voted at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Triphammer Lodge, One Sheraton Drive, Ithaca, New York 14850 on August 13, 1997 at 11:00 A.M., local time, and any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and in this Proxy Statement. The approximate date on which this Proxy Statement and accompanying Proxy will first be sent or given to stockholders is July 11, 1997.

    A Proxy, in the accompanying form, which is properly executed, duly returned to the Company and not revoked, will be voted in accordance with the instructions contained therein and, in the absence of specific instructions, will be voted in favor of all proposals and in accordance with the judgment of the person or persons voting the proxies on any other matter that may be brought before the Meeting. Each such Proxy granted may be revoked at any time thereafter by writing to the President of the Company prior to the Meeting, by execution and delivery of a subsequent proxy or by attendance and voting in person at the Meeting, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such Proxy. The cost of soliciting proxies will be borne by the Company. Following the mailing of the proxy materials, solicitation of proxies may be made by officers and employees of the Company, or anyone acting on their behalf, by mail, telephone, telegram or personal interview.

                               VOTING SECURITIES

    Stockholders of record as of the close of business on July 10, 1997 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting or any adjournments thereof. On the Record Date, there were 11,739,389 outstanding shares of common stock, par value $.01 per share (the "Common Stock"). Each holder of Common Stock is entitled to one vote for each share held by such holder. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Meeting. Proxies submitted which contain abstentions or broker non-votes (defined below) will be deemed present at the Meeting in determining the presence of a quorum. Directors are elected by a plurality of the votes cast at the Meeting. Shares represented by a proxy which is marked "WITHHOLD AUTHORITY" to vote for both of the nominees for directorships will not be counted in deteremining whether a plurality vote has been received. In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies (so called "broker non-votes"), those shares will not be included in the vote totals and, therefore, will have no effect on the outcome of the vote.

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS


    The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of July 7, 1997 by (i) the only persons or groups who were herein known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) the Directors and nominees for Director of the Company, (iii) the current executive officers of the Company and (iv) all current executive officers and Directors as a group. Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares. Unless set forth below, the address of each of the named individuals below is c/o Paracelsian, Inc., 222 Langmuir Laboratory, Cornell Technology Park, Ithaca, NY 14850.


   Name of                                 Amount and Nature of      Percent of
   Beneficial Owner                        Beneficial Ownership      Class
   ----------------                        --------------------      ----------

   Keith A. Rhodes                            718,000(1)             6.1%

   The Travelers Insurance Company          1,097,600(2)             8.9%
   205 Columbus Boulevard
   Hartford, CT 06183

   Jack O'Reilly                                2,500(3)              *

   James Nichols                               15,000(4)              *

   Theodore P. Nikolis                          3,900(5)              *

   Lee A. Henderson, Ph.D.                         -                  *

   Steven Dentali, Ph.D.                           -                  *

   Stephen Ip, Ph.D.                           25,000                 *

   All current Directors and executive
   officers as a group (7 persons)            764,400(6)             6.5%
________________
*Less than 1%.

(1)Includes 4,500 share issuable upon exercise of currently exercisable redeemable common stock purchase warrants.
(2)Includes 550,000 shares issuable upon exercise of currently exercisable warrants. Does not include 800,000 shares underlying warrants to purchase shares, which warrants are not exercisable within sixty (60) days of the date of this proxy.
(3)Consists of 2,500 shares issuable upon exercise of currently exercisable stock options granted to such non-employee director.
(4)Includes 10,000 shares issuable upon exercise of currently exercisable stock options granted to such non-employee director.
(5)Includes 2,500 shares issuable upon exercise of currently exercisable stock options granted to such non-employee director.
(6)Includes (i) 4,500 shares issuable upon exercise of warrants and (ii) 15,000 shares issuable upon exercise of currently exercisable stock options.


                      ACTION TO BE TAKEN AT THE MEETING


I.  ELECTION OF DIRECTORS

    The Company's By Laws provide for a classified Board of Directors. The Board is divided into three classes designated as Class I, Class II and Class III. The nominees below are being presented for election as Class II Directors to hold office until the 2000 Annual Meeting of Stockholders. The current term of office for Class III Directors expires at the 1998 Annual Meeting of Stockholders and the current term of office for Class I Directors expires at the 1999 Annual Meeting of Stockholders. Unless instructed to the contrary, the persons named in the enclosed Proxy intend to cast all votes pursuant to Proxies received in favor of the persons listed below as Class II Directors.
All of the nominees are currently Directors of the Company whose term as Class II Directors expires at the Meeting.

    The Board of Directors has no reason to expect that any of the nominees will be unable to stand for election at the date of the Meeting. In the event that a vacancy among the original nominees occurs prior to the Meeting, the proxies will be voted for a substitute nominee or nominees, if any are named by the Board of Directors, and for the remaining nominees.

Directors

    The following table sets forth information about each executive officer, Director and nominee for Director of the Company.

                                        Year First
                                        Became             Present Position
 Name                             Age   Director   Class   With the Company
 ----                             ---   ---------- -----   ----------------
Nominees:
Lee A.  Henderson, Ph.D.           48     1997      II      Director
Theodore P. Nikolis                42     1995      II      Director

Directors Whose Terms of Office Continue
  After the Meeting:
Keith A. Rhodes                    68     1995      III     President, Acting
                                                            Chief Executive
                                                            Officer, Chairman
                                                            of the Board of
                                                            Directors
Steven Dentali, Ph.D.              43     1997      III     Director
James Nichols                      69     1991       I      Director
Stephen Ip, Ph.D.                  50     1997       I      Director
Jack O'Reilly                      53     1996      III     Director

    All Directors hold office until their respective successors are elected, or until death, resignation or removal. Officers hold office until the meeting of the Board of Directors following each Annual Meeting of Stockholders and until their successors have been chosen and qualified.

Background of Nominees:

    Mr. Nikolis, a Director of the Company since April 1995, has been Vice President and Counsel to Natwest Markets PLC since August 1993, where he is responsible for supervising loan portfolios, implementing financial and legal restructurings and evaluating, marketing and selling bank collateral. From February 1991 to August 1993 Mr. Nikolis served as Vice President and Counsel at National Westminster Bank USA. Prior thereto Mr. Nikolis was an attorney at the law firm of Chadbourne & Parke from September 1986 until February 1991. Mr. Nikolis holds a J.D., M.B.A. and an M.A. in Anthropology and Archeology from New York University and a B.A. in Anthropology from the University of Pennsylvania.

    Dr. Henderson has served as a Director of the Company since June 1997. From June 1,1995 to date he has served as the Chief Executive Officer and Chairman of Viral Therapeutics, Inc., a developer and manufacturer of recombinant proteins used in the diagnosis of infectious diseases. From December 1990 through May 1995, Dr. Henderson served as the Director of the Laboratory of Molecular Virology at the Guthrie Research Institute, Sayre, Pennsylvania, where he directed the AIDS research program. Dr. Henderson is a frequent lecturer and has written numerous papers on topics in the areas of microbiology, immunology, biochemistry and AIDS. Dr. Henderson holds a patent on the Cellular Entry Receptor for the CS3 (gp41) Peptide of Human Immunodeficiency Virus and has several patents pending.

Background of Continuing Directors and Executive Officers:

    Mr. Rhodes has served as President since July 1994 and Chairman of the Board of Directors of the Company since January 1995. Since March 1997,
Mr. Rhodes has served as the Company's Acting Chief Executive Officer.
From December 1996 to March 1997 Mr. Rhodes served as a member of the
Office of the Chief Executive of the Company.   From July 1994 to December
1996 Mr. Rhodes served as Chief Executive Officer of the Company. Prior to joining the Company, Mr. Rhodes served as President and Chief Executive Officer from June 1993 to June 1994 of International Broadcasting Corporation Inc., a provider of family entertainment services, where he was Chief Financial Officer from May 1992 until 1993. From November 1987 to April 1992 Mr.
Rhodes served as President and Chief Executive Officer of Medical Incorporated, a global manufacturer of implantable medical devices. Mr. Rhodes holds an M.B.A. from Stanford University and a B.A. in History and Business from Andrews University.

    Mr. O'Reilly has served as a Director of the Company since July 1996. Since 1996 he has been Chairman of Catalyx Group Inc., a financial and consulting services company. From August 1993 to date he has been a director and President of Vectorpharma International Corporation, a pharmaceutical-bio-technology related concern. From November 1992 through 1996, Mr. O'Reilly had been a self-employed consultant on pharmaceutical and healthcare issues. From 1987 to November 1992 Mr. O'Reilly was Senior Director, Corporate and Business Development for Syntex Corporation, a pharmaceutical company.

    Mr. Nichols, a Director of the Company since July 1991, has been the Chairman of The Nichols Team, Inc., a Rochester, New York general construction and development firm since 1996. From 1983 to 1996, Mr. Nichols was the President and Chief Executive Officer of The Nichols Team. Mr. Nichols has served in the Monroe County, New York Legislature and has served as an advisor to the Trustee Counsel of the Rochester Institute of Technology, and as a member of the Chase Lincoln First Bank Metropolitan Advisory Board.

    Dr. Dentali has served as a Director of the Company since June 1997.
Dr. Dentali is the owner of Dentali Associates, a natural products consulting services firm, where he has worked since 1990. He served as Quality Assurance Director of Trout Lake Farm, the largest supplier of certified organic botanicals in North America, from 1993 through 1995, was the Director of Research and Development of Eclectic Institute, Inc., a producer of traditionally inspired tinctures and extracts, from 1991 through 1993, and was an Associate Professor of Biochemistry at the national College of Naturopathic Medicine in Portland, Oregon from 1992 through 1993.

    Dr. Ip, a Director of the Company since June 1997, has served as the Executive Vice President and Chief Operating Officer of American Biogenetic Sciences, Inc., a biotechnology company, since February 1997. Dr. Ip served as Vice President, Corporate and Business Development of the Company from February 1996 through December 1996. Prior thereto, from 1990 through 1995, he served as President, Chief Operating Officer and a Director of Cytomed, Inc., a biopharmaceutical company engaged in the discovery and development of synthetic chemical drugs and recombinant proteins for the treatment of acute and chronic diseases.

Compliance with Section 16(a) of the Securities Exchange Act

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and Directors, and any persons who own more than 10% of any class of the Company's equity securities, to file certain reports relating to their ownership of such securities and changes in such ownership with the Securities and Exchange Commission and to furnish the Company with copies of such reports. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company, all
Section 16(a) filing requirements applicable to such officers, Directors and greater than 10% owners, during its last fiscal year, have been complied with except that Theodore P. Nikolis, a director, was inadvertently late in filing one report.

Meetings of the Board of Directors and Committees of the Board

    During the fiscal year ended September 30, 1996, the Board of Directors of the Company held eight meetings. All of the Directors attended at least 75% of the aggregate number of meetings of the Board and each committee of the Board of which they were members.

    The Company has a Compensation Committee comprised of Messrs. Nikolis and Nichols which did not meet formally during the fiscal year ended September 30, 1996; however, its members met informally from time to time. The Compensation Committee reviews compensation for the Company's executive officers and considers, grants and establishes the terms of stock options to qualified individuals in accordance with the Company's 1991 Amended Stock Option Plan (the "1991 Plan") and assists the Company in recruiting executive officers.

    The Company has an Audit Committee comprised of Messrs. Nikolis and Nichols which held one meeting during the fiscal year ended September 30, 1996. The principal functions of the Audit Committee include recommending the appointment of the Company's independent auditors, reviewing the adequacy of internal auditing and accounting procedures and consulting with the independent auditors on matters relating to internal financial controls and procedures. The Company does not have a nominating committee or its equivalent.

Executive Compensation

    The following table sets forth information concerning the annual and long term compensation of the Company's chief executive officer and the other most highly compensated executive officers of the Company whose salary and bonus exceeded $100,000 for services rendered in all capacities to the Company and its subsidiaries during the Company's 1994, 1995 and 1996 fiscal years.


                               Summary Compensation Table

                                              Annual Compensation
                                          ____________________________________
                                  Fiscal                          Other Annual
Name and Principal Position       Year    Salary         Bonus    Compensation
___________________________       _____   ______         ______   _____________

Keith A. Rhodes ..................1996    $195,000(1)      -            -
    President and Acting Chief    1995    $195,000(1)      -      $1,228,000(2)
    Executive Officer(3)          1994    $ 45,000(1)      -            -



John G. Babish .................. 1996    $171,257
    Vice President ofScience(3)   1995    $ 95,000      $24,000         -
                                  1994    $108,398      $ 8,000         -

Arthur A. Koch, Jr. ............. 1996    $112,500         -            -
    Vice President and Chief
    Financial Officer(3)
___________________
(1)Represents consulting fees.

(2)One-time grant by the Company, in January 1995, to Mr. Rhodes to purchase an aggregate of 705,000 shares of the Company's Common Stock for an aggregate purchase price of $269,850.

(3)In December 1996 Mr. Rhodes resigned the position of Chief Executive Officer and the Company established an Office of the Chief Executive consisting of Mr. Rhodes, Dr. Babish and Mr. Koch to perform the duties of Chief Executive Officer. Subsequently, Messrs. Koch and Babish resigned from their positions with the Company and in March 1997 Mr. Rhodes became the Company's Acting Chief Executive Officer.

Director Compensation

    Certain directors were granted options to purchase shares of the Company's Common Stock upon being elected or re-elected a director. Non-employee directors receive no other compensation. Directors who are also employees receive no additional compensation for their service as directors.


                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    In January 1995, Keith Rhodes, Chairman of the Board of Directors, Acting Chief Executive Officer and President of the Company, purchased 705,000 shares of Common Stock for an aggregate of $269,850. As payment for such shares, Mr. Rhodes offset $39,850 owed to him by the Company and issued a promissory note in the original principal amount of $230,000 payable to the Company on or before December 31, 1995. In November 1995, Mr.Rhodes offset an additional $50,000 owed to him by the Company reducing the principal of such note to $180,000. The term of such note has been extended until December 31, 1997. As security for such promissory note, Mr. Rhodes pledged a portion of the acquired shares of Common Stock for the benefit of the Company, although he has retained voting power over such shares. This transaction was authorized by the Board of Directors in recognition of the significant contribution Mr. Rhodes has made to the Company and as an inducement for him to continue to serve in his current capacities with the Company.

                              ACCOUNTANTS

    On November 8, 1996 the Company engaged KPMG Peat Marwick, LLP as its independent auditors for the year ending September 30, 1996 as approved by its Board of Directors and simultaneously dismissed Arthur Andersen LLP. A representative of Peat Marwick, LLP is expected to be present at the Meeting with the opportunity to make a statement and is available to respond to appropriate questions from stockholders.

    The reports of Arthur Andersen LLP on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

    In connection with the audits of the Company's financial statements for each of the two fiscal years ended September 30, 1994 and 1995, and in the subsequent interim period there were no disagreements with Arthur Andersen LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Arthur Andersen LLP would have caused Arthur Andersen LLP to make reference to the matter in their report. Further, there were no reportable events as that term is described in Item 304(a)(1)(v) of Regulation S-K.


                           STOCKHOLDER PROPOSALS

    Stockholder proposals intended to be presented at the 1998 Annual Meeting of Stockholders must be received by the Company for inclusion in its proxy materials by March 13, 1998.

                                MISCELLANEOUS


Other Matters

    The Board of Directors does not intend to bring before the Meeting any matters other than those specifically described above and knows of no matters other than the foregoing to come before the Meeting. If any other matters or motions properly come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxy in accordance with their judgment on such matters or motions, including any matters dealing with the conduct of the Meeting.

Reports and Financial Statements

    The Company's Annual Report for the fiscal year ended September 30, 1996 including Audited Financial Statements, accompanies this Proxy Statement. Such Report and Financial Statements contained therein are not incorporated herein by reference and are not considered part of this soliciting material.

    A Copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10KSB, as amended, without exhibits, will be provided without charge to any stockholder submitting a written request. Such request should be addressed to Keith A. Rhodes, Paracelsian, Inc., 222 Langmuir Laboratory, Cornell Technology Park, Ithaca, New York 14850.

    EVERY STOCKHOLDER, WHETHER OR NOT HE OR SHE EXPECTS TO ATTEND THE
ANNUAL MEETING IN PERSON, IS URGED TO EXECUTE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE.



                 By Order of the Board of Directors,

                           Keith A. Rhodes
                           President and Chairman of the Board


July 11, 1997

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                PARACELSIAN, INC.
                ANNUAL MEETING OF STOCKHOLDERS - AUGUST 13, 1997
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints, as proxies for the undersigned, Keith A. Rhodes and James Nichols and each of them, with full power of substitution, to vote all shares of Common Stock of the undersigned in Paracelsian, Inc. (the "Company") at the Annual Meeting of Stockholders of the Company to be held at the Triphammer Lodge, One Sheraton Drive, Ithaca, New York 14850 on August 13, 1997, at 11:00 o'clock A.M., local time (the receipt of Notice of which meeting and the Proxy Statement accompanying the same being hereby acknowledged by the undersigned), or at any adjournments thereof, upon the matters described in the Notice of Meeting and Proxy Statement and upon such other business as may properly come before the meeting or any adjournments thereof, hereby revoking any proxies heretofore given.

      Each properly executed proxy will be voted in accordance with the specifications made on the reverse side hereof. If no specifications are made, the shares represented by this proxy will be voted "FOR" the listed nominees.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                         Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Stockholders
                                PARACELSIAN, INC.


                                 August 13, 1997



                 Please Detach and Mail in the Envelope Provided
--------------------------------------------------------------------------------

A |X| Please mark your votes as in this example.

                               WITHHOLD
                   FOR         AUTHORITY
                   ALL        to vote for
                NOMINEES     all nominees

I. ELECTION                                Nominees: Theodore P. Nikolis
   OF             |_|            |_|                 Lee A. Henderson, Ph.D.
   DIRECTORS:

(INSTRUCTION: To withhold authority for any individual nominee, strike a line through the nominee's name in the list at right)

II. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.

Please Sign and Return the Proxy Promptly in the Enclosed Envelope.


                                           _____________________________1997
                                                       DATED


______________________________________ ___________________SIGNATURE
    SIGNATURE OF STOCKHOLDER(S)           PRINT NAME(S)


________________________________ ____________________
          IF HELD JOINTLY            PRINT NAME(S)

NOTE: Please date and sign your name or names exactly as set forth hereon. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are acting. Proxies by corporations should be signed by a duly authorized officer and should bear the corporate seal.